EXHIBIT 99(i)-c

                          Opinion of Company's Counsel

                                  See attached.
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              [Letterhead of Adams and Reese LLP, Attorneys at Law]

                                September 1, 2000

MiraQuest Ventures, LLC
960 Broadway
Suite 250
Boise, Idaho 83706

      Re: MediQuik Services, Inc.

Ladies and Gentlemen:

      We have acted as special counsel for MediQuik Services, Inc., a Delaware corporation (the "Company"), in connection with the closing of the transactions contemplated in the Stock Purchase Agreement dated as of June 30, 2000 (the "Stock Purchase Agreement") between the Company and MiraQuest Ventures, LLC (the "Investor"). This opinion is being rendered to the Investor pursuant to Section
4.7 of the Stock Purchase Agreement. Capitalized terms not otherwise defined in this opinion have the meanings given them in the Stock Purchase Agreement.

      We have examined the following documents in connection with the rendering of this opinion:

      1.    The Stock Purchase Agreement;

      2. The Voting Agreement dated as of the 29th day of August 2000 by and between Company, the Investor and certain existing holders of the Company's Common Stock listed on Exhibit A thereto (the "Voting Agreement");

      3. The Engagement, Confidentiality and Noncompetition Agreement dated August 22, 2000, by and between the Company and Robert B. Teague, M.D., P.A. (the "Teague Agreement");

      4. The Employment, Confidentiality and Noncompetition Agreement dated August 1, 2000 by and between the Company and Grant M. Gables (together with the Teague Agreement, the "Employment Agreements");

      5. The Warrant Agreement by and between the Company and the Investor, dated as of June 30, 2000 (the "Warrant");
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      6.    The Designation of Preferences, Limitations, and Relative Rights of
            MediQuik Services, Inc. Series A Preferred Stock in the form of Exhibit "A" to the Stock Purchase Agreement (the "Designation of Rights");

      7. MediQuik Services, Inc. Certificate of Secretary dated the 30th day of August 2000 ("Secretary's Certificate");

      8. MediQuik Services, Inc. Officer's Certificate dated the 30th day of August 2000 executed by Grant Gables and Robert Teague, M.D. ("Management Certificate I"); and

      9. MediQuik Services, Inc. Officer's Certificate dated the 30th day of August 2000 executed by Grant Gables ("Management Certificate II").

      The Stock Purchase Agreement, the Voting Agreement, the Employment Agreements, and the Warrant Agreement are sometimes collectively referred to as the "Material Agreements" herein. The Secretary's Certificate, Management Certificate I and Management Certificate II are sometimes collectively referred to as the Management Certificates.

      In connection with the opinions expressed herein we have made such examination of matters of law and of fact as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Stock Purchase Agreement and upon certificates and statements of government officials and the officers of the Company, including the Management Certificates. We have also examined originals or copies of such corporate documents or records of the Company as we have considered appropriate for the opinions expressed herein. We have assumed for the purposes of the opinions expressed herein that the signatures on documents and instruments examined by us are authentic, that each document is what it purports to be, that all documents submitted to us as copies conform with the originals, and that each person who signed any agreement had the capacity to do so, which facts we have not independently verified.

      In rendering this opinion we have also assumed: (A) that the Material Agreements have been duly and validly executed and delivered by the Investor or on the Investor's behalf and by each other party to such agreements (other than the Company) or on such other party's behalf, that each party to such agreements (other than the Company) has the power to enter into and perform all his. her or its obligations thereunder, and that the Material Agreements constitute valid, binding and enforceable obligations upon each party thereto (other than the Company); (B) that the representations and warranties made in each of the Material Agreements by the Investor and each other party are true and correct;
(C) that any wire transfers, drafts or checks tendered by the Investor and/or each other party will be honored; (D) that the Investor and each other party has filed any required state franchise, income or similar tax returns and have paid any required state franchise, income or similar taxes; and (E) that there are no extrinsic agreements or understandings between
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the Company and the Investor or any other party that would modify or interpret the terms of the Material Agreements or the respective rights or obligations of the parties under such agreements.

      As used in this opinion, the expression "we are not aware" or the phrase "to our knowledge," or any similar expression or phrase with respect to our knowledge of matters of fact, means, as to matters of fact, the actual knowledge of individual attorneys within the firm principally responsible for handling securities matters for the Company (and not including any constructive or imputed knowledge) in reliance upon (a) the representations and warranties as to factual matters contained in the Stock Purchase Agreement, (b) certificates and statements of government officials and officers of the Company and (c) Management Certificates. After an examination of documents referred to herein, we have no reason to believe that the opinions expressed are factually incorrect; but beyond that we have made no factual investigation for the purposes of rendering this opinion. Specifically, but without limitation, we have made no inquiries of securities holders or employees of the Company and we have conducted no independent litigation, lien or Uniform Commercial Code lien searches.

      This opinion letter relates solely to the laws of the State of Texas, the General Corporate Law of the State of Delaware and the federal law of the United States. We express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering such laws or opinions of other counsel have not been sought or obtained.

      Based upon our examination of and reliance upon the foregoing and subject to the limitations, exceptions, qualifications and assumptions set forth below and except as set forth in the Stock Purchase Agreement or the Schedule of Exceptions thereto, we are of the opinion that as of the date hereof:

      1. The execution and delivery of, and performance by the Company of its agreements in, the Material Agreements and the issuance and sale of the Securities contemplated by the Stock Purchase Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company. The Material Agreements have been duly executed and delivered by one or more authorized officers of the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

      2. After the filing of the Company's Certificate of Amendment to the Certificate of Incorporation and the Designation of Rights with the Secretary of State of Delaware and the acceptance of such filings, the Company's authorized capital stock will consist of 50,000,000 shares of Common Stock, of which 6,392,633 shares are issued and outstanding, and 1,000,000 shares of preferred Stock, all of which are designated Series "A" Preferred Stock, none of which shares of Preferred Stock were issued or outstanding prior to the Closing. All issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and are free of preemptive or similar rights contained in the Organizational Documents. Upon the filing of the Designation of Rights by the Company with the Delaware
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            Secretary of State and acceptance of such filing, the Series "A"
            Shares will be duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms of the Stock Purchase Agreement, will be validly issued, fully paid and nonassessable. Issuance of the shares of Common Stock issuable upon conversion of the duly authorized, fully paid and validly issued Series "A" Shares (the "Conversion Shares") has been duly authorized and upon issuance and delivery in accordance with the terms of the Certificate of Incorporation of the Corporation, as amended, and the Designation of Rights, will be validly issued, fully paid and nonassessable. To our knowledge, except as set forth in Section 2.5 of the Stock Purchase Agreement, the Warrant, the Company's Stock Incentive Plan, and the Schedule of Exceptions, and except for the conversion rights of the Series "A" Shares, there are no outstanding options, warrants, rights (including conversion or preemptive rights), convertible securities or agreements of any kind for the purchase or acquisition from the Company of any of its securities, other than the rights granted pursuant to the Stock Purchase Agreement.

      3. Other than in connection with any securities laws, the Company's execution and delivery of and performance by the Company of its agreements in, the Material Agreements do not violate any provision of any federal or Texas law, rule or regulation applicable to the Company customarily applied to transactions of the type contemplated by the Stock Purchase Agreement or any provision of the Certificate of Incorporation or Bylaws of the Company and, to our knowledge, based solely upon representations made in the Stock Purchase Agreements and the Management Certificates, do not conflict with or constitute a default under the provisions of any judgment, writ, decree or order to the which the Company is subject.

      4. Other than in connection with any securities laws, all consents, approvals, permits, orders or authorizations of, and all qualifications, registrations, designations or declarations with, any federal or Texas state governmental authority on the part of the Company required in connection with the execution and delivery of the Stock Purchase Agreement and consummation at the Closing of the transactions contemplated by the Stock Purchase Agreement have been obtained, and are effective, and we are not aware, based solely on the representations of the Company in the Stock Purchase Agreement and the Management Certificates, of any proceedings, or written threat of any proceedings, that question the validity thereof.

      5. To our knowledge, based on the representations of the Investor in the Stock Purchase Agreement and the Management Certificates, and assuming (a) that neither the Company nor any other person has made a public offering of the Common Stock, Preferred Stock and Warrant,
            (b) Form D is filed with the Texas State Securities Commission (together with a consent to service) and the Securities and Exchange Commission and (c) Form D or its local equivalent is filed with the state securities board(s) in the domicile(s) of the Investor, the offer and sale of the Common Stock, Preferred Stock, and Warrant to the Investor pursuant to the terms of the Stock Purchase Agreement arc exempt from the
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            registration requirements of Section 5 of the Securities Act of
            1933, as amended, and from the qualification requirements of the Texas Securities Act of 1957, as amended, and, under such securities laws as they currently exist, the issuance of Common Stock to the Investor (assuming further that, on the conversion date, the Investor is still an accredited investor) upon conversion of the Preferred Stock would also be exempt from such registration and qualification requirements.

      6. Based solely upon the representations of the Investor, including the representation that it is not an investment company within the meaning of the Investment Company Act of 1940, as amended, (the "Investment Company Act"), and the Company in the Stock Purchase Agreement and the Management Certificates, the Company is not, and upon consummation of the transactions contemplated by the Stock Purchase Agreement will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

            Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

            (A) The legality, validity, binding nature and enforceability of the Company's obligations under the Material Agreements may be subject to or limited by (1) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally; (2) general principles of equity (whether relief is sought in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of any court of competent jurisdiction in awarding specific performance or injunctive relief and other equitable remedies; and (3) without limiting the generality of the foregoing, (a) principles requiring the consideration of the impracticability or impossibility of performance of the Company's obligations at the time or the attempted enforcement of such obligations, and (b) the effect of Texas, Delaware and federal court decisions and statutes which indicate that provisions of the Material Agreements which permit the Investor to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis in good faith or that it be shown that such action is reasonably necessary for the Investor's protection.

            (B) We express no opinion as to the Company's compliance or noncompliance with applicable federal or state antifraud or antitrust statutes, laws, rules and regulations.

            (C) We express no opinion concerning the past, present or future fair market value of any securities.

            (D) We express no opinion as to the enforceability under certain circumstances of provisions indemnifying a party against, or requiring contributions toward, that party's liability for its own wrongful or negligent acts, or where indemnification or contribution is contrary to public policy or prohibited by law. In this regard, we advise the Investor that in the opinion of the Securities and Exchange Commission indemnification of directors, officers and controlling persons
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of an issuer against liabilities arising under the Securities Act of 1933, as amended, is against public policy and is therefore unenforceable.

            (E) We express no opinion as to the enforceability under certain circumstances of any provisions prohibiting waivers of any terms of the Material Agreements other than in writing, or prohibiting oral modifications thereof or modification by course of dealing.

            (F) Our opinions are subject to the effect of judicial decisions, which may permit the introduction of extrinsic evidence to interpret the terms of written contracts.

            (G) We express no opinion as to the effect of Texas law, federal law or equitable principle which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds to have been unconscionable at the time it was made or contrary to public policy.

            (H) We express no opinion as to the Investor's compliance with any federal or state law relating to the Investor's legal or regulatory status or the nature of the Investor's business.

            (I) We express no opinion as to the compliance of the Company, the Investor or the sale of the Common Stock, Preferred Stock, or Warrant to the Investor with the provisions of the Small Business Investment Act of 1958, as amended, or any of the regulations promulgated thereunder.

            (J) We express no opinion as to the effect of subsequent or previous issuances of securities of the Company, to the extent that further or previous issuances which may be integrated with the Closing may include purchasers which do not meet the definition of "accredited investors" under Rule 501 of Regulation D and equivalent definitions under state securities or "blue sky" laws and to the extent that notwithstanding its reservation of shares the Company may issue so many shares of Common Stock that there are not enough remaining authorized but unissued shares of Common Stock for the conversion of the Preferred Stock (or may issue securities which by antidilution adjustment so reduce the Conversion Price of the Preferred Stock and/or other derivative securities that the outstanding shares of the Preferred Stock become convertible for more shares of Common Stock than remain authorized but unissued). We are not aware of any previous issuances of securities to purchasers which did not meet the definition of "accredited investors" under Rule 501 of Regulation D or equivalent definitions under state securities or Blue Sky laws.

            (K) We express no opinion to:

                  (1) The effect of the Delaware General Corporate Law or any federal Law or other equitable principles restricting in certain circumstances distributions by a corporation to its shareholders, relating to dissenters' rights or relating to involuntary dissolution;

                  (2) The enforceability under certain circumstances of provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, or
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defenses to obligations or rights granted by law, when such waivers are against public policy or prohibited by law;

                  (3) The enforceability under certain circumstances of provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that election of a particular remedy or remedies does not preclude recourse to one or more remedies, that rights or remedies may be exercised without notice, or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

                  (4) Any provision in the Material Agreements to the extent that they purport to exclude conflict of law principles under Texas law;

                  (5) The effect of any Texas law, federal law or equitable principles, which limit the amount of attorneys' fees that can be recovered under certain circumstances; and

                  (6) Any provision in the Material Agreements to the extent that it purports to determine choice of law or choice of venue.

            (L) We express no opinion as to the enforceability of covenants not to compete or similar agreements made by employees of the Company to the Company in connection with the Employment Agreements.

            (M) We have based our opinion in paragraph 2 above, upon our examination of the minute book of the Company and representations made by the Company in the Stock Purchase Agreement and Management Certificates. We are in no position to verify the accuracy or completeness of the Company's minute book or the Management Certificates.

      We express no opinions as to the laws of any jurisdiction other than the laws of the state of Texas, the General Corporate Law of the State of Delaware and the federal law of the United States of America. The opinions expressed above concern only the effect of the laws (excluding the principles of conflict of laws) as currently in effect. We are not licensed to practice law in the state of Delaware. This opinion is given as of the date hereof, and we assume no obligation to supplement this opinion if any applicable laws change after the date of this opinion, or if we become aware of any facts or circumstances which may hereafter come to our attention or changes in case laws or statues which may hereafter occur that might change the opinions expressed above after the date of this opinion.

      This letter constitutes a legal opinion letter issued by our firm only as to the matters set forth above, and should not be construed as a guarantee, warranty or as any other type of document or instrument. In this regard, it is only our professional judgment as to the specific questions of law addressed, based on our professional knowledge and judgment at this time and is prepared and rendered in accordance with the standard of care applicable to opinion letters issued by law Firms and/or lawyers located in the State of Texas.
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      This opinion is rendered as of the date first written above solely for the
Investor's benefit in connection with the Stock Purchase Agreement and may not be delivered to, quoted or relied upon by any person other than the Investor, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to advise the Investor of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

      As of the date of this opinion, the Company has represented to us that the Voting Agreement has not been fully executed. Thus, we render no opinion as to the enforceability of the Voting Agreement as to those persons who have not signed it or any consequences arising from the failure of such persons to sign it. As of the date of this opinion, the Delaware Secretary of State has not accepted for filing or issued a file stamped copy of the Designation of Rights. Thus, our opinions as to the due authorization and valid issuance of the Series A Preferred Stock are specifically contingent upon the filing and the acceptance of the Secretary of State of Delaware of the Designation of Rights.

                                Very truly yours,


                                ADAMS AND REESE, LLP

                                /s/ Adams and Reese, LLP